Exhibit 99.1

                                                       |        -----------
                                                       |             TY
          Tri-Continental Corporation                  |           ------
         an investment you can live with               |           LISTED
                                                       |           ------
                                                       |            NYSE(R)
                                                       |        -----------
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NYSE Symbol: TY             www.tricontinental.com      FACT SHEET as of 8/31/05
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PORTFOLIO MANAGEMENT
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Portfolio Manager:

John B. Cunningham and Michael F. McGarry

Investment Team:

Seligman Core Investment Team

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FUND OBJECTIVE
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Tri-Continental Corporation invests to produce future growth of both capital and income, while providing reasonable current income.

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PORTFOLIO COMPOSITION
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The equity portfolio is widely diversified, covering 46 different industries and
112 issues.

Common Stocks ..........................................................   94.6%
Other Investments ......................................................    0.1
Cash and Cash Equivalents ..............................................    4.5
Other Assets Less Liabilities ..........................................    0.8

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TOP EQUITY HOLDINGS
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Represents 25.5% of net assets.

General Electric
Microsoft
Citigroup
Altria Group
Exxon Mobil
Pfizer
Bank of America(4)
American International Group
Johnson & Johnson(4)
Wal-Mart Stores

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PER SHARE CHARACTERISTICS
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Net Asset Value                                                         $21.73
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Market Price                                                            $18.30
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Premium/(Discount)                                                      (15.78)%
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Accumulated Realized Capital Loss                                       $(3.22)
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Net Unrealized Capital Gain                                             $ 0.60
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PORTFOLIO CHARACTERISTICS(1)
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Median Market Cap                                                   $62 billion
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Weighted Average Price/Earnings Ratio (2005)(2)                     17.20
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Weighted Average Price/Book Ratio (2005)(3)                          2.8x
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Net Investment Assets                                               $2.4 billion
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HOLDINGS BY SECTOR
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                                          Tri-Continental Corporation    S&P 500
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Consumer Discretionary                               10.80%               11.31%
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Consumer Staples                                     12.02                10.07
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Energy                                                5.58                 9.60
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Financials                                           17.03                19.79
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Health Care                                          14.49                13.33
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Industrials                                          11.85                10.98
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Information Technology                               16.08                15.46
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Materials                                             4.58                 2.88
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Telecommunication Services                            5.18                 3.12
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Utilities                                             0                    3.46
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Unassigned                                            0.34                 0.00
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Cash                                                  2.05                 0.00
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INVESTMENT RESULTS
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Total returns for the periods ended August 31, 2005

                                                                         Average Annual
                                                             -------------------------------------
                               One Month*  Year-to-Date*     One Year      Five Years     10 Years
--------------------------------------------------------------------------------------------------
Net Asset Value                 (1.32)%       (0.03)%         11.31%         (3.69)%        7.26%
--------------------------------------------------------------------------------------------------
Market Price                    (0.87)         0.73           12.89          (3.00)         7.42
--------------------------------------------------------------------------------------------------
S&P 500                         (0.91)         1.94           12.55          (2.71)         9.85
--------------------------------------------------------------------------------------------------
Lipper Closed-End Growth &
Income Funds Average            (0.50)         3.37           14.29          (2.38)         8.65
--------------------------------------------------------------------------------------------------

*     Not annualized.

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IMPORTANT PERFORMANCE INFORMATION
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Performance data quoted herein represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Total returns for the Fund as of the most recent month-end will be made available at www.tricontinental.com by the seventh business day following that month-end.

The Net Asset Value and Market Price investment results assume the reinvestment of all distributions. The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are an unmanaged average and benchmark, respectively, that assume the reinvestment of all distributions. The S&P 500 excludes the effect of fees. Investors cannot invest directly in an average or index.

The Corporation is actively managed, and its holdings are subject to change. Holdings and Portfolio Composition are shown as a percentage of net assets. Portfolio holdings information is available at www.seligman.com.

(1) Calculations are based upon information provided by FactSet as of 8/31/05 for the securities held in the Corporation.

(2) Price/Earnings Ratio is the "multiple" of earnings at which a stock sells, determined by dividing current stock price by estimated earnings per share, adjusted for stock splits. A higher "multiple" indicates investors have greater expectations for future growth. The weighted average is the mean of the price/earnings ratios of all securities held in Tri-Continental's portfolio, weighted by the percent of equity.

(3) Price/Book Ratio is the comparison of a stock's market value to the value of total assets less total liabilities (book value), determined by dividing current stock price by common stockholder equity per share, adjusted for stock splits. The weighted average is the mean of the price/book ratios of all securities held in Tri-Continental's portfolio, weighted by the percent of equity.

(4)   New to Top Equity Holdings this month.

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            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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

                                                       |        -----------
                                                       |             TY
          Tri-Continental Corporation                  |           ------
         an investment you can live with               |           LISTED
                                                       |           ------
                                                       |            NYSE(R)
                                                       |        -----------
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NYSE Symbol: TY             www.tricontinental.com      FACT SHEET as of 8/31/05
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YEAR-BY-YEAR ANNUAL TOTAL RETURNS
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 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                                                                                    Year-to-Date
                  1995    1996    1997    1998    1999     2000     2001     2002    2003    2004     (8/31/05)
----------------------------------------------------------------------------------------------------------------
Market Value      28.0    22.0    27.9    26.2    12.6    -11.6     -5.2    -28.2    25.2    13.0        0.7
Net Asset Value   30.8    21.4    26.6    25.8    10.7     -8.3    -10.2    -26.4    25.8    13.4       -0.03

See Important Performance Information on page 1 of this fact sheet.

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FOR MORE INFORMATION
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You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses, and other information about the Fund) may be obtained by calling 800-TRI-1092. The prospectus should be read carefully before investing in the Fund.

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A WORD ABOUT RISK
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The net asset value of shares may not always correspond to the market price of such shares. Shares of many closed-end funds frequently trade at a discount from their net asset value. Tri-Continental Corporation is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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CETRI8 8/05
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